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                         SECURITIES AND EXCHANGE COMMISSION
                                  WASHINGTON, DC 20549

                                      ----------

                                       FORMA 8-A

                   FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                         PURSUANT TO SECTION 12(b) OR (g) OF THE
                             SECURITIES EXCHANGE ACT OF 1934


                               Rogue Wave Software, Inc.
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                 (Exact name of registrant as specified in its charter)


                  Delaware                                  93-1064214
------------------------------------------    ---------------------------------
(State of incorporation or organization)                 (I.R.S. Employer
                                                          Identification No.)


850 SW 35th Street, Corvalis, OR                                 97333
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(Address of principal executive offices)                         (Zip Code)



If this Form relates to the registration      If this Form relates to the
of a class of debt securities and is          registration of a class of debt
effective upon filing pursuant to             securities and is to become
General Instruction A(c)(1) please check      effective simultaneously with the
the following box. / /                        effectiveness of a concurrent
                                              registration statement under
                                              the Securities Act of 1993
                                              pursuant to General Instruction
                                              A(c)(2) please check the following
                                              box. / /


Securities to be registered pursuant to Section 12(b) of the Act:

        Title of Each Class to                    Name of Each Exchange on Which
           be so Registered                       Each Class is to be Registered
        ----------------------                    ------------------------------


               None
     ----------------------------                 ------------------------------




Securities to be registered pursuant to Section 12(g) of the Act:


                         Common Stock, $.001 par value
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                                (Title of class)

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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     A Description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock," commencing at page 5 of the Prospectus included in the Registrant's Form SB-2 Registration Statement, No. 333-_______, filed with the Securities and Exchange Commission (the "Commission") on October 4, 1996 and is incorporated herein by reference.

ITEM 2. EXHIBITS.

        Exhibit
        Number        Description
        ---------------------------------

        1.1           Specimen Certificate for Registrant's Common Stock. (1)

        2.1           Form of Certificate of Incorporation of the Registrant.(1)

        2.2           Form of Bylaws of the Registrant. (1)

        -------------------------
        (1) To be filed as an exhibit to Amendment No. 1 to Registrant's Form SB-2 Registration Statement and incorporated herein by reference.



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                                  SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  Rogue Wave Software, Inc.
                                  ------------------------------------------
                                  (Registrant)



Date: October 4, 1996                    By: /s/    ROBERT M. HOLBURN, JR.
                                            ---------------------------------
                                                 Robert M. Holburn, Jr
                                                 Chief Financial Officer